Exhibit 10.2

                      ACQUISITION AGREEMENT

THIS AGREEMENT MADE THE 28th day of October, 1996.

AMONG:
                              RENE  T.  NUYTTEN,  Businessman, of 4032
                              Glenview   Crescent,  North   Vancouver,
                              British Columbia, V7R. 3G4
                              ("Nuytten")

AND:
                              EDWARD  G.  HAUPTMANN,  Businessman,  of
                              3870  Sharon  Drive,   West   Vancouver,
                              British Columbia, V7V 2N3
                              ("Hauptmann")

AND:
                              DAVID S. PORTER, Businessman, of  8668 -
                              184th  Street, Surrey, British Columbia,
                              V4N 3G3
                              ("Porter")

AND:
                              HARD  SUITS  INC.,  a  British  Columbia
                              company, having its registered office at
                              2100  -   1111   West   Georgia  Street,
                              Vancouver, British Columbia, V7X 1K9
                              ("Hard Suits")

AND:
                              AOD  ACQUISITION  CORP, a Yukon  company
                              having an office at  Suite  1500  -  885
                              West  Georgia Street, Vancouver, British
                              Columbia, V6C 3E8
                              ("AOD")

AND:
                              AMERICAN   OILFIELD   DIVERS,   INC.,  a
                              Louisiana company having an office at 130 E. Kaliste Saloom Road, Lafayette, Louisiana, 70508
                              ("AOD Parent")

WHEREAS:

A. AOD has made an offer (the "Offer") to purchase all of the issued and outstanding common shares ("Common Shares") of Hard Suits at a price of Cdn. $1.65 per Common Share pursuant to a take-over bid circular dated September 25, 1996 and a notice of variation dated October 18, 1996;

B. Nuytten has concurrently herewith entered into a Lock-up Agreement with AOD and AOD Parent (the "Lock-up Agreement") under which he has agreed to tender all of his Common Shares owned directly or indirectly by him (the "Subject Shares") of Hard Suits pursuant to the Offer.

C. Each of Nuytten, Porter and Hauptmann is a director of Hard Suits (the "Directors");

D. The parties wish to enter into this Agreement to evidence their Agreement with respect to the matters set forth herein;

                              NOW  THEREFORE  THIS AGREEMENT WITNESSES
that in consideration of the premises and the respective covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.                            TRANSITIONAL PROVISIONS

1.1                           Upon  Nuytten  depositing   the  Subject
Shares under the Offer pursuant to the Lock-up Agreement:

     (1) Nuytten will resign as a director and officer of Hard Suits and of all corporate subsidiaries of Hard Suits and will terminate his management agreement with such companies. Hauptmann will resign as a director of Hard Suits;

     (2) Porter as the continuing director of Hard Suits, will appoint Rodney Stanley and Douglas Irwin directors of Hard Suits and increase the permitted number of directors of Hard Suits to four;

     (3) AOD will use reasonable commercial efforts to arrange sufficient debt or equity financing for Hard Suits to permit Hard Suits to pay its existing bona fide liabilities in the ordinary course of business, provided that Hard Suits represents that such liabilities, inclusive of the accounts payable under section 1.1(5), do not exceed Cdn.$2,775,000.

     (4) AOD will agree to advance or arrange for third party financing to Hard Suits, as soon as reasonably possible after the date hereof, and upon receipt of any required regulatory approvals, for the purposes of providing Hard Suits with working capital of Cdn.$500,000 (the "Working Capital Financing") on the terms set forth in the term sheet attached as Schedule "A" hereto.

     (5) AOD and AOD Parent hereby irrevocably direct Price Waterhouse to advance, upon having been provided with a copy of a receipt issued by The R-M Trust Company confirming the deposit of the Subject Shares under the Offer, to Hard Suits the Cdn.$1,000,000 (the "Completion Financing") held by them for the account of AOD, as contemplated in the notice to be given pursuant to section 1.2 of the Lock-up Agreement, such funds to be disbursed by Price Waterhouse in the manner directed by Porter and Hauptmann to pay the accrued liabilities and expenses of Hard Suits in such amounts and to such persons as they may see fit (including payment of expenses owing to Nuytten), upon receiving such verification as they may reasonably deem sufficient from Price Waterhouse in connection therewith. For greater clarity, the disbursement of any monies to British Columbia Mercantile Corporation and Ventura Management Ltd. under this section 1.1(5) is subject to British Columbia Mercantile Corporation and Ventura Management Ltd. providing an acknowledgement confirming that, upon payment by Hard Suits to them of not more than Cdn.$270,000, Hard Suits is released from any and all further obligations or liabilities to either of them, or their officers, directors or shareholders; and

     (6) Nuytten will, for himself and on behalf of any company (collectively the "Nuytcos") directly or indirectly controlled by him (including Nuytco Services Ltd. And Nuytco Research Ltd.), assign, transfer, quit claim and release to Hard Suits all right, title and interest held by Nuytten and the Nuytcos in all technology and products now, or formerly, under development by or on behalf of Hard Suits or any of its subsidiaries, in particular the "Shallow Water NEWTSUIT(TM)", the "Remora", the NEWTSUIT(TM) and any improvements thereon.

2.                            MUTUAL COOPERATION

2.1 The parties agree to provide each other with such further documents, certificates or agreements as may be reasonably requested by the other to better evidence and to give effect to the transactions referred to herein.

2.2 Except as may be required by law, the parties will refrain from making public comment on their discussions and negotiations relating to the Offer and, in particular, refrain from comment critical of, or tending to call into disrepute, the actions taken by any of the other parties and, their respective directors or officers.

3.                            GENERAL

3.1                           Time

                              Time  shall  be of the essence  of  this
Agreement.

3.2                           Notice

                              Any  notice, document  or  communication
required or permitted to be given hereunder shall be in writing and may be given by delivery by hand or by telecopier to the party to which it is to be given as follows:

     (a)                      if to Nuytten:

                              #3 - 1225 East Keith Road
                              North Vancouver, British Columbia
                              V7J 1J3

                              Attention: Mr. Rene T. Nuytten
                              Telecopier:  (604) 988-3029

     (b)                      if to Hard Suits:

                              Campney & Murphy
                              2100 - 1111 West Georgia Street
                              Vancouver, British Columbia
                              V7X 1K9

                              Attention: Mr. Paul C. MacNeill
                              Telecopier:  (604) 688-0829

     (c)                      if to AOD or AOD Parent:

                              130 E. Kaliste Saloom Road
                              Lafayette, Louisiana
                              70508

                              Attention:   Mr. George Yax
                              Telecopier:  (318) 232-7306

3.3                           Governing Law

                              This   Agreement   and  the  rights  and
obligations of the parties hereto shall be governed by and construed and interpreted in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and each of the parties hereto attorns to the exclusive jurisdiction of the courts of such Province.

3.4                           Expenses

                              Except as otherwise provided herein, all
costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense and each of the parties agrees that except as disclosed to the other parties hereto, it has not engaged any broker or finder as to whom the other party would be liable for fees or other amounts.

3.5                           Entire Agreement

                              This  Agreement  sets forth  the  entire
Agreement and understanding of the parties hereto in respect of the transactions contemplated hereby. There are no warranties, representations, terms, conditions or collateral Agreements, expressed, implied or statutory, between any of the parties hereto other than as expressly set forth in this Agreement, the Varied Offer and the Lock-up Agreement.

3.6                           Disclosure

                              The parties hereto agree not to disclose
or to divulge to any other person, other than their legal, financial or other advisors, the terms and conditions hereof or of the negotiations or other matters discussed between the parties prior to the entering into of this agreement, except as may be required by applicable law or pursuant to an order of a court or other competent authority or as may be approved in writing by each of the parties, acting reasonably.

                              IN  WITNESS WHEREOF the  parties  hereto
have set their hands and corporate seals as of the date first above written.

SIGNED, SEALED AND DELIVERED           )
by RENE T. NUYTTEN                     )
in the presence of:                    )
                                       )
                                       )
__________________________________     )    ______________________________
Signature of Witness                   )            RENE T. NUYTTEN
                                       )
Name: ____________________________     )
                                       )
Address: _________________________     )
                                       )
__________________________________     )
                                       )
Occupation: ______________________     )

SIGNED, SEALED AND DELIVERED           )
by EDWARD G. HAUPTMANN                 )
in the presence of:                    )
                                       )
__________________________________     )    ______________________________
Signature of Witness                   )          EDWARD G. HAUPTMANN
                                       )
Name: ____________________________     )
                                       )
Address: _________________________     )
                                       )
__________________________________     )
                                       )
Occupation:  ______________________    )



SIGNED, SEALED AND DELIVERED           )
by DAVID S. PORTER                     )
in the presence of:                    )
                                       )
__________________________________     )    ______________________________
Signature of Witness                   )            DAVID S. PORTER
                                       )
Name: ____________________________     )
                                       )
Address: _________________________     )
                                       )
__________________________________     )
                                       )
Occupation: ________________________   )


The CORPORATE SEAL of                  )
AOD ACQUISITION CORP. was              )
hereunto affixed in the                )
presence of:                           )
                                       ) c/s
__________________________________     )
                                       )
__________________________________     )


The CORPORATE SEAL of                  )
HARD SUITS INC. was                    )
hereunto affixed in the                )
presence of:                           )
                                       ) c/s
                                       )
__________________________________     )
                                       )
                                       )
__________________________________     )


The CORPORATE SEAL of                  )
AMERICAN OILFIELD DIVERS, INC.         )
was hereunto affixed in the            )
presence of:                           )
                                       ) c/s
                                       )
__________________________________     )
                                       )
                                       )
__________________________________     )


                            SCHEDULE A

                       FINANCING TERM SHEET

                    WORKING CAPITAL FINANCING

Amount - Cdn.$500,000.

Interest Rate - 8.5% per annum, calculated and payable monthly at the end of each month.

Security - General Security Agreement in form satisfactory to AOD, acting reasonably, constituting a first charge on all of the assets of Hard Suits, subject only to a prior charge in favour of Federal Business Development Bank in an amount not more than Cd.$30,000.

Payment - Principal due 6 months after the Expiry Date of the Varied Offer, subject to earlier repayment upon the occurrence of events of default set out in the General Security Agreement.

COMPLETION FINANCING

Amount - Cdn.$1,000,000.

Other Terms - same as for the Working Capital Financing.